UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 13, 2009

TRIPLECROWN ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33698	20-0333311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    307-633-2831

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRIPLECROWN ACQUISTION CORP. (“TRIPLECROWN”) HAS HELD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TRIPLECROWN SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CULLEN AGRICULTURAL TECHNOLOGIES, INC. (“CULLEN AGRITECH”).

TRIPLECROWN HAS FILED A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND CULLEN AGRICULTURAL HOLDING CORP. (“CAH”), A WHOLLY OWNED SUBSIDIARY OF TRIPLECROWN, HAS FILED A REGISTRATION STATEMENT, IN EACH CASE, THAT CONTAIN A PRELIMINARY PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED TRANSACTION.  STOCKHOLDERS AND WARRANTHOLDERS OF TRIPLECROWN AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH TRIPLECROWN’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TRIPLECROWN’S FINAL PROSPECTUS, DATED OCTOBER 22, 2007, IN CONNECTION WITH TRIPLECROWN’S INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TRIPLECROWN OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, WILL BE MAILED TO TRIPLECROWN STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS SEPTEMBER 30, 2009. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TRIPLECROWN ACQUISTION CORP., C/O PAUL VASSILAKOS, PETRINA ADVISORS, 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022, (212) 521-4398. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

TRIPLECROWN, CAH, CULLEN AGRITECH AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF TRIPLECROWN STOCKHOLDERS AND TRIPLECROWN WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. ERIC J. WATSON, TRIPLECROWN’S CHAIRMAN AND TREASURER, IS THE CHIEF EXECUTIVE OFFICER OF CULLEN AGRITECH AND CONTROLS THE SOLE STOCKHOLDER OF CULLEN AGRITECH.  ADDITIONALLY, THE UNDERWRITERS IN TRIPLECROWN’S IPO CONSUMMATED IN OCTOBER 2007 MAY ASSIST TRIPLECROWN IN ITS EFFORTS TO APPROVE THE TRANSACTION. THE UNDERWRITERS ARE ENTITLED TO RECEIVE DEFERRED UNDERWRITING COMPENSATION UPON COMPLETION OF THE PROPOSED TRANSACTION.  ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS FILED BY TRIPLECROWN AND CAH WITH THE SEC.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF TRIPLECROWN, CAH AND CULLEN AGRITECH REGARDING, AMONG OTHER THINGS, TRIPLECROWN’S PROPOSED BUSINESS COMBINATION WITH CULLEN AGRITECH DISCUSSED HEREIN AND THE BUSINESS OF CULLEN AGRITECH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE RISK FACTORS LISTED IN CAH’S REGISTRATION STATEMENT ON FORM S-4 AND TRIPLECROWN’S PROXY STATEMENT SET FORTH THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS.  NONE OF TRIPLECROWN, CAH OR CULLEN AGRITECH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE INFORMATION ON TRIPLECROWN’S AND CULLEN AGRITECH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN EITHER TRIPLECROWN’S OR CAH’S FILINGS MADE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01                      Other Events.

On October 13, 2009, Triplecrown Acquisition Corp. (the “Company”) issued a press release announcing that the Registration Statement on Form S-4 filed by Cullen Agricultural Holding Corp. (“CAH”), which includes the Company’s proxy statement for its special meetings of stockholders and warrantholders to be held in connection with its proposed business combination with CAH, was declared effective by the Securities and Exchange Commission.  The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01                      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits:

Exhibit	Description

99.1	Press release of Triplecrown Acquisition Corp. dated October 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLECROWN ACQUISITION CORP.

Dated: October 14, 2009	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President